Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1999
           Series 1999-14, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.213758
                                                      -------------------------
       Weighted average maturity                                        354.97
                                                      -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
           Principal Per      Prepayments Per  Interest Per
    Class   Certificate         Certificate     Certificate   Payout Rate
    -----   -----------         -----------     -----------   -----------
       R   $   0.00000000     $  0.00000000  $   0.00000000   %0.00000000
       PO  $   1.10943496     $  0.09375645  $   0.00000000   %0.00000000
       A1  $   4.12295466     $  2.99534429  $   5.33963029   %6.50000022
       A2  $  12.55594633     $  9.12194715  $   5.18206152   %6.50000014
       A3  $   0.00000000     $  0.00000000  $   5.41666678   %6.50000013
       A4  $   3.54665655     $  2.57666072  $   5.35039807   %6.49999993
       A5  $   3.37464153     $  2.45169111  $   5.35361222   %6.50000004
       A6  $   0.00000000     $  0.00000000  $   5.41666650   %6.49999979
       A7  $   0.00000000     $  0.00000000  $   5.41666556   %6.49999867
       A8  $   0.00000000     $  0.00000000  $   5.41666653   %6.49999984
       A9  $   0.00000000     $  0.00000000  $   5.41666667   %6.50000000
       S   $   0.00000000     $  0.00000000  $   0.39699010   %0.48122822
       M   $   0.81556028     $  0.00000000  $   5.40796848   %6.49999996
       B1  $   0.81555899     $  0.00000000  $   5.40796730   %6.49999853
       B2  $   0.81555637     $  0.00000000  $   5.40796610   %6.49999711
       B3  $   0.81555703     $  0.00000000  $   5.40797082   %6.50000275
       B4  $   0.81555556     $  0.00000000  $   5.40797678   %6.50000988
       B5  $   0.81556066     $  0.00000000  $   5.40796684   %6.49999799

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       60,763.14
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  298,113,871.37
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  905
                                                                 ---------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance         Cusip
-----         -------           -----------------       -------         -----
R    $                    0.00  $            0.00  $            0.00  36158GFJ2
PO   $              203,471.54  $      203,245.29  $          996.63  GEC9914PO
A1   $            9,892,280.89  $    9,850,907.04  $          981.65  36158GFA1
A2   $           23,170,989.67  $   22,866,884.65  $          944.13  36158GFB9
A3   $           30,106,000.00  $   30,106,000.00  $        1,000.00  36158GFC7
A4   $           70,918,621.69  $   70,663,982.40  $          984.22  36158GFD5
A5   $           74,387,864.83  $   74,133,875.82  $          984.98  36158GFE3
A6   $           19,433,000.00  $   19,433,000.00  $        1,000.00  36158GFF0
A7   $            3,011,000.00  $    3,011,000.00  $        1,000.00  36158GFG8
A8   $           25,043,000.00  $   25,043,000.00  $        1,000.00  36158GFH6
A9   $           30,000,000.00  $   30,000,000.00  $        1,000.00  36158GFN3
S    $          290,190,838.12  $  289,335,220.74  $          987.02  GEC99014S
M    $            6,334,811.12  $    6,329,636.40  $          997.58  36158GFK9
B1   $            2,259,366.05  $    2,257,520.44  $          997.58  36158GFL7
B2   $            1,354,820.91  $    1,353,714.20  $          997.58  36158GFM5
B3   $            1,505,578.44  $    1,504,348.57  $          997.58  36158GFP8
B4   $              602,031.70  $      601,539.91  $          997.58  36158GFQ6
B5   $              755,834.08  $      755,216.66  $          997.58  36158GFR4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             13       Principal Balance       $  4,605,323.39
                               --------                           -------------
       2.   60-89 days
            Number             1        Principal Balance       $    280,000.00
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $  3,019,461.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $    110,800.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $  3,019,461.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------